UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2025
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BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

7950 Jones Branch Drive, First Floor, North Tower
McLean, VA 22102
(Address of principal executive offices) (Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 11, 2025, BigBear.ai Holdings, Inc. (the “Company”) reconvened a special meeting of stockholders (the “Special Meeting”), which was initially convened on March 31, 2025 and adjourned to April 11, 2025 due to a lack of quorum based on the February 28, 2025 record date. At the reconvened Special Meeting, a total of 97,913,204 shares of the Company’s common stock were present in person or represented by proxy, representing a quorum for the transaction of business. The following are the voting results for the proposals considered and voted upon at the reconvened Special Meeting, as described further in the Company’s definitive Proxy Statement filed with the SEC on March 13, 2025, as supplemented.

Proposal No. 1: Issuance of Shares of Common Stock

Approval, for purposes of complying with section 312.03 of the NYSE Listed Company Manual, the issuance of shares of the Company’s common stock upon the conversion of its 6.00% Convertible Senior Secured Notes due 2029 (the “New Convertible Notes”) and shares of the Company’s common stock in lieu of cash interest payments on the New Convertible Notes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,541,244	3,748,875	623,085	—

Proposal No. 2: Adjournment of the Special Meeting

Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1.

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,397,954	2,550,889	964,361	—
Based on the foregoing votes, both Proposal No. 1 and Proposal No. 2 were approved. Although Proposal No. 2 was approved, further adjournment of the Special Meeting was not necessary because the Company’s stockholders approved Proposal No. 1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 14, 2025

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Accounting Officer